GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds
Class A, Institutional and
Separate Account Institutional Shares of the
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs U.S. Mortgages Fund
(the “Funds”)

Supplement dated November 30, 2010 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

Effective December 1, 2010, the Account Service Plan with respect to the Funds has been terminated, and the Funds will no longer charge an account service fee.

Accordingly, effective December 1, 2010, the Prospectus is revised as follows:

The following replaces the “Annual Fund Operating Expenses” table in the “Goldman Sachs Investment Grade Credit Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

					Separate
					Account
	Class A		Institutional		Institutional
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%		0.40%		0.40%
Distribution and Service (12b-1) Fees	0.25%		None		None
Other Expenses	0.19%		0.10%		0.10%

Total Annual Fund Operating Expenses[1]	0.84%		0.50%		0.50%
Fee Waiver and Expense Limitation[2]	(0.13%	)	(0.13%	)	(0.13% )

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.71%		0.37%		0.37%

[1]	The Fund’s expenses have been restated to reflect current fees.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an annual effective net management rate of 0.33% and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in place through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces the “Annual Fund Operating Expenses” table in the “Goldman Sachs U.S. Mortgages Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

					Separate
					Account
	Class A		Institutional		Institutional
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%		0.40%		0.40%
Distribution and Service (12b-1) Fees	0.25%		None		None
Other Expenses	0.24%		0.15%		0.15%

Total Annual Fund Operating Expenses[1]	0.89%		0.55%		0.55%
Fee Waiver and Expense Limitation[2]	(0.18%	)	(0.18%	)	(0.18% )

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.71%		0.37%		0.37%

[1]	The Fund’s expenses have been restated to reflect current fees.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an annual effective net management rate of 0.33% and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in place through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The reference to “account service fees” in the first sentence of the third paragraph in the “Service Providers—Management Fees” section of the Prospectus is deleted.

The “Shareholder Guide—Account Service Plans” section of the Prospectus is deleted in its entirety.

This Supplement should be retained with your Prospectus for future reference.

SSFEETERMSTK 11-10